UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2016

Basic Energy Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-32693	54-2091194
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

801 Cherry Street, Suite 2100
Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (817)  334-4100

Not Applicable
(Former name or former address, if changed since last report.)
________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03 Bankruptcy or Receivership.

As previously disclosed by Basic Energy Services, Inc. (“Basic” or the “Company”) on the Current Report on Form 8-K filed on October 25, 2016, the Company and certain of its subsidiaries (collectively with Basic, the “Debtors”) filed voluntary petitions (the “Bankruptcy Petitions,” and the cases commenced thereby, the “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) on October 25, 2016 in the United States Bankruptcy Court for the District of Delaware (the “Court”). The Debtors’ Chapter 11 Cases are being jointly administered under the caption In re Basic Energy Services, Inc., et al. (Case No. 16-12320 (KJC)). The Debtors continue to operate as debtors-in-possession under the jurisdiction of the Court and in accordance with the applicable provisions of the Bankruptcy Code.

Confirmation of Joint Prepackaged Chapter 11 Plan

On December 9, 2016, the Court entered an order (the “Confirmation Order”) approving the Joint Prepackaged Chapter 11 Plan of Basic Energy Services, Inc. and its Affiliated Debtors (as amended and supplemented, the “Prepackaged Plan”). The Debtors anticipate emerging from Chapter 11 Cases on the date (the “Effective Date”) when all remaining conditions to effectiveness to the Prepackaged Plan are satisfied. Currently, the Debtors expect all conditions precedent to the Prepackaged Plan to have been satisfied on or around December 23, 2016, but the Debtors can make no assurances as to when or whether the Prepackaged Plan will become effective.

Summary of the Prepackaged Plan

The following is a summary of the material terms of the Prepackaged Plan. This summary highlights only certain substantive provisions of the Prepackaged Plan and is not intended to be a complete description of the Prepackaged Plan. This summary is qualified in its entirety by reference to the full text of the Prepackaged Plan and the Confirmation Order, which are attached hereto as Exhibits 2.1 and 99.1 respectively, and incorporated by reference herein. Capitalized terms used but not defined in this Current Report on Form 8-K have the meanings set forth in the Prepackaged Plan.

Under the Prepackaged Plan:

◦
The existing shares of Basic will be cancelled, and reorganized Basic will issue (i) new common shares (the “New Common Shares”) and (ii) seven (7) year warrants (the “Warrants”) entitling their holders upon exercise thereof, on a pro rata basis, to 6% of the total outstanding New Common Shares at a per share price based upon a total equity value of $1,789,000,000 of the reorganized Company (assuming the maximum conversion amounts of the New Convertible Notes (as defined below)), which New Common Shares and Warrants will be distributed as set forth below;

◦
The Company completed a rights offering (the “Rights Offering”), which was open to participation by eligible holders of the Company’s 2019 Notes and 2022 Notes and backstopped by certain supporting holders of Unsecured Notes, of the Company’s 9% PIK interest unsecured notes due 2019 in the aggregate principal amount of $131,250,000 (the “New Convertible Notes”), mandatorily convertible within 36 months or sooner upon the occurrence of certain events, and it is expected that the New Convertible Notes will be deemed converted into equity of Basic on the Effective Date;

◦	The Company’s Amended and Restated Credit Agreement, dated as of November 26, 2014, as amended (the “ABL Credit Agreement”) will be amended and restated;

◦
The Company’s Term Loan Credit Agreement, dated as of February 17, 2016, as amended (the “Term Loan Agreement”), will be amended and restated on substantially similar terms, subject to certain agreed upon changes set forth in the Prepackaged Plan, and the lenders under the Term Loan Agreement have agreed under the Prepackaged Plan to waive payment of the Applicable Premium (as such term is defined in the Term Loan Agreement) triggered by the filing of the Bankruptcy Petitions;

◦
The Unsecured Notes will be cancelled and discharged and the holders of those Unsecured Notes will receive New Common Shares representing, in the aggregate, 99.5% of the New Common Shares issued on the Effective Date pursuant to the Prepackaged Plan, and which upon conversion of the New Convertible Notes (assuming the deemed conversion occurs on the Effective Date) will comprise 57.79% of the total outstanding New Common Shares on the Effective Date (in each case subject to dilution by awards under the Management Incentive Plan and the New Common Shares issuable upon exercise of the Warrants). Eligible holders of Unsecured Notes will also receive 100% of the subscription rights to acquire $125,000,000 in New Convertible Notes in accordance with Rights Offering Procedures;

◦
Each holder of existing equity interests in the Company will receive its pro rata share of (i) New Common Shares representing, in the aggregate, 0.5% of the New Common Shares issued on the Effective Date pursuant to the Prepackaged Plan, and which upon conversion of the New Convertible Notes (assuming the deemed conversion occurs on the Effective Date) will comprise 0.29% of the total outstanding New Common Shares on the Effective Date (in each case subject to dilution by awards under the Management Incentive Plan and the New Common Shares issuable upon exercise of the Warrants) and (ii) the Warrants; and

◦
Holders of allowed claims arising under the Company’s DIP Facility, administrative expense claims, priority tax claims, other priority claims, other secured claims and general unsecured creditors of the Company will receive in exchange for their claims payment in full in cash or otherwise have their rights unimpaired under the Bankruptcy Code.

Share Information

As of November 9, 2016, the Company had 43,500,032 shares of common stock issued and 42,757,644 shares outstanding. By operation of the Prepackaged Plan, on the Effective Date, all shares of the Company’s common stock will be cancelled and will permanently cease to exist, and the New Common Shares will be issued as set forth in the Prepackaged Plan.

On the Effective Date, the Company expects to issue (i) 14,925,000 New Common Shares to holders of the Unsecured Notes, (ii) 75,000 New Common Shares to existing stockholders of Basic as of the Effective Date and (iii) assuming a deemed conversion of the New Convertible Notes on the Effective Date, 10,825,802 New Common Shares for the anticipated deemed conversion of the New Convertible Notes. The Company expects to reserve an additional (i) 2,066,598 New Common Shares for issuance upon the potential exercise of the Warrants and (ii) 3,237,671 New Common Shares for issuance under the Management Incentive Plan. On a fully diluted basis, assuming conversion of the New Convertibles Notes and exercise of all interests expected to be issued on or after the Effective Date pursuant to the Prepackaged Plan, the Company would have an aggregate of 31,130,071 New Common Shares issued and outstanding. The Second Amended and Restated Certificate of Incorporation of the Company, which is expected to be filed with the Secretary of State of the State of Delaware on or prior to the Effective Date, authorizes 85,000,000 New Common Shares, of which 80,000,000 shall be common stock, par value $0.01 per share, and 5,000,000 shall be preferred stock, par value $0.01 per share.

The share amounts and percentages above assume that the Company timely receives the Conversion Notice (as defined in the Prepackaged Plan) from the requisite parties otherwise entitled to receive a majority in aggregate principal amount of the New Convertible Notes, requesting the conversion of the New Convertible Notes on the Effective Date of the Prepackaged Plan. If the New Convertible Notes were not deemed converted on the Effective Date, the maximum number of shares of New Common Stock issuable upon conversion of the New Convertible Notes (including future PIK) would be 14,139,038 shares, and the fully diluted share amounts and percentages above on the Effective Date would be adjusted accordingly.

Assets and Liabilities

As of October 31, 2016, the Debtors’ total assets were approximately $1,006,058,000 and total liabilities were approximately $1,182,964,000. This financial information has not been audited or reviewed by the Company’s independent registered public accounting firm and may be subject to future reconciliation or adjustments. This information should not be viewed as indicative of future results.

Post-Emergence Governance and Management

On the Effective Date, a new board of directors of the Company (the “New Board”) will take office. The Company’s New Board will initially consist of seven members, at least five (5) of whom shall be designated prior to the Effective Date. Roe Patterson, who is the Chief Executive Officer and an existing director of the Company, shall be one of the five directors. The other directors shall be designated as follows: one (1) by Ascribe Capital LLC; one (1) by Silver Point Capital, L.P.; and four (4) by the Ad Hoc Group; provided, however, that notwithstanding the foregoing, any initial director of the reorganized Company who has not been designated as of the Effective Date shall be designated by Ascribe Capital LLC and Silver Point Capital, L.P.. The nomination of the initial Chairperson of the Company will be satisfactory to the Ad Hoc Group in its sole discretion in good faith consultation with the Company’s Chief Executive Officer. Other than Mr. Patterson, the current directors of the Company shall be deemed to have resigned or shall otherwise cease to be a director of the Company on the Effective Date.

Management Incentive Plan

In connection with the Management Incentive Plan (the “MIP”) adopted in connection with the Prepackaged Plan, the Company expects the New Board to issue initial equity awards under the MIP on the Effective Date or within 90 days thereafter. The MIP will provide for equity or equity-linked instruments providing for an aggregate of up to 3,237,671 New Common Shares in accordance with the terms of the Prepackaged Plan.

Item 7.01 Regulation FD Disclosure.

On December 9, 2016, Basic issued a press release announcing the Confirmation Order, as described above in Item 1.03. A copy of the press release is being furnished as Exhibit 99.2 and is incorporated into this Item 7.01 by reference.

The information furnished pursuant to Item 7.01, including Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing of Basic’s under the Securities Act of 1933, as amended (the “Securities Act”), unless specifically identified therein as being incorporated therein by reference.

Item 8.01 Other Events.

The Company cautions that trading in its securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. As discussed above, the Prepackaged Plan has been approved by the Court, and pursuant to the Prepackaged Plan, the Company’s common stock, as well as all unexercised options, warrants or rights to acquire or receive an equity interest in the Company, in each case, outstanding immediately prior to effectiveness of the Prepackaged Plan, will be cancelled and cease to exist on the Effective Date, and the holders of the Company’s common stock will receive only the pro rata portion of New Common Shares as set forth in the Prepackaged Plan. Even though the Company’s common stock continues to trade on the New York Stock Exchange (the “NYSE”), under the Prepackaged Plan, its underlying value may be significantly less than the current trading price on the NYSE, and the Company’s stockholders should not view the trading activity of the Company’s common stock on the NYSE or any other market or trading platform as being indicative of any value they would receive in respect of the Company’s common stock in connection with the Chapter 11 Cases.

Forward-Looking Statements

This Current Report on Form 8-K contains certain statements that are, or may be deemed to be, “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends affecting the financial condition of our business. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including, among other things, the risk factors discussed in this Current Report and in our most recent Annual Report on Form 10-K as well as in other reports filed from time to time by the Company with the Securities and Exchange Commission (the “SEC”), most of which are beyond our control. The words “believe,” “may,” “estimate,” “continue,” “anticipate,” “intend,” “plan,” “expect,” “indicate” and similar expressions are intended to identify forward-looking statements. All statements other than statements of current or historical fact contained in this Current Report are forward-looking statements. Although we believe that the forward-looking statements contained in this Current Report are based upon reasonable assumptions, the forward-looking events and circumstances discussed in this Current Report may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements.

These forward-looking statements relate, in part, to (i) the ability to satisfy the conditions necessary to declare the Prepackaged Plan effective in the anticipated timeframe, (ii) changes in demand for our services and any related material impact on our pricing and utilizations rates, (iii) Basic's ability to execute, manage and integrate acquisitions successfully, (iv) changes in our expenses, including labor or fuel costs and financing costs, (v) continued volatility of oil or natural gas prices, and any related changes in expenditures by our customers, (vi) competition within our industry, (vii) Basic’s ability to comply with its financial and other covenants and metrics in its debt agreements, as well as any cross-default provisions, (viii) the length of time the Debtors will operate under the Chapter 11 Cases, (ix) risks associated with third-party motions in the Chapter 11 Cases, which may interfere with the Debtors’ ability to develop and consummate the Prepackaged Plan, (x) the potential adverse effects of the Chapter 11 Cases on the Debtors’ liquidity, results of operations or business prospects, (xi) the ability to execute the requirements of the Prepackaged Plan subsequent to its effective date and (xii) increased legal and advisor costs related to the Chapter 11 Cases and other litigation and the inherent risks involved in a bankruptcy process. Additional important risk factors that could cause actual results to differ materially from expectations are disclosed in Item 1A of Basic’s Form 10-K for the year ended December 31, 2015 and subsequent Form 10-Qs filed with the SEC. While Basic makes these statements and projections in good faith, neither Basic nor its management can guarantee that anticipated future results will be achieved. Basic assumes no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by Basic, whether as a result of new information, future events, or otherwise.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits

	2.1	First Amended Joint Prepackaged Chapter 11 Plan of Basic Energy Services, Inc. and its affiliated Debtors, dated December 7, 2016.

	99.1	Findings of Fact, Conclusions of Law, and Order Approving the Debtors’ Joint Prepackaged Chapter 11 Plan of Basic Energy Services, Inc. and its Affiliated Debtors, dated December 9, 2016.

	99.2	Press release dated December 9, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
໿

Basic Energy Services, Inc.

Date: December 12, 2016	By:	/s/ Alan Krenek
Alan Krenek
Senior Vice President, Chief Financial Officer,
Treasurer and Secretary

EXHIBIT INDEX

(d)	Exhibits

	2.1	First Amended Joint Prepackaged Chapter 11 Plan of Basic Energy Services, Inc. and its affiliated Debtors, dated December 7, 2016.

	99.1	Findings of Fact, Conclusions of Law, and Order Approving the Debtors’ Joint Prepackaged Chapter 11 Plan of Basic Energy Services, Inc. and its Affiliated Debtors, dated December 9, 2016.

	99.2	Press release dated December 9, 2016